SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) August 7, 2001

                          Collins & Aikman Corporation
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               (Exact name of Registrant as Specified in Charter)

          Delaware                       1-10218                13-3489233
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)

5755 New King Court, Troy, Michigan                             48098
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code (248) 824-2500
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

     On August 7, 2001, Collins & Aikman Corporation (the "Company") issued a press release announcing that it had entered into a Purchase Agreement, dated as of August 7, 2001, by and among Textron Inc. ("Textron"), the Company and Collins & Aikman Products Co., to acquire the Textron exterior and interior automotive trim business currently managed as a unit of Textron Automotive Company Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit No.               Description

99.1        Press Release of Collins & Aikman Corporation dated August 7, 2001


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              COLLINS & AIKMAN CORPORATION


                              By:   /s/ Rajesh Shah
                                    --------------------------------------------
                                    Name:     Rajesh Shah
                                    Title:    Executive Vice President and
                                              Chief Financial Officer


                                                                  August 7, 2001



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                                  EXHIBIT INDEX

Exhibit No.               Description

99.1         Press Release of Collins & Aikman Corporation dated August 7, 2001